 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

KITARA MEDIA CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

525 Washington Blvd, Suite 2620
Jersey City, New Jersey	07310
(Address of principal executive offices)	(Zip Code)

 (201) 539-2200
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY STATEMENT

Kitara Media Corp. (the “Registrant”) previously filed a Current Report on Form 8-K dated December 3, 2013 (the “Current Report”) with the Securities and Exchange Commission on December 4, 2013 to report the acquisition by the Company of all of the outstanding ownership interests of Health Guru Media, Inc., a Delaware corporation (“Health Guru”).

The purpose of this amendment to the Current Report is to include the information required by Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

Except for the foregoing, this amendment to the Current Report effects no other changes to the Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. In accordance with Item 9.01(a), the following are filed herewith and incorporated herein by reference:

Consolidated Financial Statements of Health Guru:
a.	Independent Auditor’s Report
b.	Consolidated Balance Sheets at December 31, 2012 and 2011
c.	Consolidated Statements of Operations for the Years ended December 31, 2012 and 2011
d.	Consolidated Statements of Stockholder’s Equity for the Years ended December 31, 2012 and 2011
e.	Consolidated Statements of Cash Flows for the Years ended December 31, 2012 and 2011
f.	Notes to the Consolidated Financial Statements

Consolidated Financial Statements of Health Guru:
a.	Independent Auditor’s Report
b.	Consolidated Balance Sheets at December 31, 2012 and 2011
c.	Consolidated Statements of Operations for the Years ended December 31, 2012 and 2011
d.	Consolidated Statements of Stockholder’s Equity for the Years ended December 31, 2012 and 2011
e.	Consolidated Statements of Cash Flows for the Years ended December 31, 2012 and 2011
f.	Notes to the Consolidated Financial Statements

See Exhibit 99.1

(b)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. In accordance with Item 9.01(a), the following are filed herewith and incorporated herein by reference:

Condensed Consolidated Financial Statements of Health Guru:
a.	Unaudited Condensed Consolidated Balance Sheets at September 30, 2013 and December 31, 2012
b.	Unaudited Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2013 and 2012
c.	Unaudited Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2013 and 2012
d.	Notes to the Unaudited Condensed Consolidated Financial Statements

See Exhibit 99.2

(c)  PRO FORMA FINANCIAL INFORMATION. In accordance with Item 9.01(b), the following are filed herewith and incorporated herein by reference. Our unaudited pro forma condensed combined financial statements as of September 30, 2013, for the nine months ended September 30, 2013 and for the year ended December 31, 2012 are filed herewith and incorporated herein by reference:

Pro Forma Financial Statements of Kitara Media Corp.
a.	Introduction to Unaudited Pro Forma Condensed Combined Financial Statements
b.	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2013
c.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2013
d.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2012
e.	Notes to the Unaudited Pro Forma Condensed Consolidated Combined Financial Statements

See Exhibit 99.3

(d)  EXHIBITS.

The exhibits listed in the following Exhibit Index are filed as part of this Report.

EXHIBIT NO.	DESCRIPTION
99.1	Audited Consolidated Financial Statements of Health Guru for the years ended December 31, 2012 and 2011.
99.2	Unaudited Condensed Consolidated Financial Statements of Health Guru for the Nine Months Ended September 30, 2013.
99.3	Pro Forma Condensed Financial Statements of Kitara Media Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KITARA MEDIA CORP.

Date: February 18, 2014	By:	/s/ Robert Regular
Robert Regular
Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Audited Consolidated Financial Statements of Health Guru for the years ended December 31, 2012 and 2011.
99.2	Unaudited Condensed Consolidated Financial Statements of Health Guru for the Nine Months Ended September 30, 2013.
99.3	Pro Forma Condensed Financial Statements of Kitara Media Corp.